Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 2, 1999
                                                   -----------------------------

                     ATLANTIC GULF COMMUNITIES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                     1-8967                      59-0720444
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(State or Other Juris-          (Commission File              (IRS Employer
diction of Incorporation)           Number)                Identification No.)


         2601 SOUTH BAYSHORE DRIVE
               MIAMI, FLORIDA                                   33133-5461
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   (Address of Principal Executive Offices)                     (Zip Code)


                                 (305) 859-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On July 2, 1999,  the  Registrant  issued the press release  attached  hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release announces the Registrant's restructuring program.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press release issued Friday, July 2, 1999, by the Registrant announcing the Registrant's restructuring program.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       ATLANTIC GULF COMMUNITIES CORPORATION
                                  (Registrant)


Date:  July 2, 1999         /s/  J. LARRY RUTHERFORD
                            ----------------------------------------------------
                       By:       J. Larry Rutherford, President, Chief Executive
                                 Officer and Chairman of the Board